SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
               (Date of earliest event reported): February 5, 2004



                      OneSource Information Services, Inc.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                       000-25849         04-3204522
(State or Other Jurisdiction of         (Commission       (IRS Employer
         Incorporation)                 File Number)    Identification No.)

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             300 Baker Avenue
               Concord, MA                                    01742
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(Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code: (978) 318-4300

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          (Former name or former address, if changed since last report)



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Item 5.   Other Events and Required FD Disclosure.
          ----------------------------------------

          On February 5, 2004, OneSource announced that it has accepted the resignation of Dan Schimmel as President and Chief Executive Officer and as a Director. Current Chairman of the Board of Directors Martin Kahn has been named executive chairman and appointed CEO on an interim basis. OneSource also announced that the special committee has completed its previously announced review of strategic options.


Item 12.  Results of Operations and Financial Condition
          ----------------------------------------------------------------------

          The following information, including the exhibit attached hereto, is furnished to the United States Securities and Exchange Commission, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or deemed incorporated by reference in any filing (except as expressly set forth by specific reference in such filing).

          On February 5, 2004, OneSource issued a press release announcing, among other things, financial results for the fourth quarter and year ended December 31, 2003. The press release issued by OneSource in connection with the announcement is furnished herewith as
          Exhibit 99.1.





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                                      -3-




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                          ONESOURCE INFORMATION SERVICES, INC.

Date:  February 5, 2004
                          By: /s/ Roy D. Landon
                             -----------------------------------------
                              Roy D. Landon
                              Senior Vice President and Chief Financial Officer










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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.        Description
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99.1               Press release, dated February 5, 2004